EXHIBIT 10.1

Shangwei Village Base, Ruhu Town, Huicheng District, Huizhou City, China Land-based aquaculture system construction project contract

Party A: PROCARE INTERNATIONAL CO., LIMITED

Hong Kong Business Registration Certificate Number: 68196695-000-09-19-2

Party B: GRAND SMOOTH INC LIMITED

Hong Kong Business Registration Certificate Number: 63665725-000-08-19-3

Party A is to Party B regarding the land-based aquaculture system project contract of Shangwei Village Base, Ruhu Town, Huicheng District, Huizhou City, Guangdong Province, China, in accordance with the relevant laws and regulations of the People's Republic of China Contract Law and the specific circumstances of the project, following equality, The principles of fairness and good faith, after friendly negotiation between the two parties, the two parties signed this contract and obeyed it together.

Article 1 Contract Project Contents

1. Project name: Land-based aquaculture system construction.

2. The project content includes the design cost, labor cost, material cost, transportation cost and technical service fee of the land-based breeding system, including the production of the land-based breeding system, the system inlet and outlet pipeline system (excluding the main water inlet and drainage pipeline), and the site. install service.

3. Technical specifications and drawings: According to the specifications of land-based breeding systems.

4. System parameters: The water body of a single breeding system is 100m³, the breeding density is greater than or equal to 50kg / m³ (refer to tilapia), and the energy consumption of a single breeding system is not greater than 2KW.

5. Party A will order 6,500 sets of land-based aquaculture system from Party B. The total price of the project including the invoice is RMB 845,000,000.00.

6. If there are any additions or reductions to the above-mentioned contract content, the project will be adjusted according to the actual amount of the project. The two parties will sign a supplementary agreement based on the additions or reductions.

Article 2 Product Delivery

1. Delivery place: Shangwei Village Base, Ruhu Town, Huicheng District, Huizhou City, Guangdong Province, China.

2. Delivery method: Party B delivers and transports to the designated place.

3. Delivery time: agreed by both parties (the specific delivery time shall be adjusted according to the actual situation).

4. The basic conditions for Party B's entrance construction (site compliance specifications)

(1) Party A is responsible for relevant procedures for statutory declaration and approval. Party

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A is responsible for perfecting land use procedures, environmental protection, planning and other legal procedures for site selection.

(2) Party A shall coordinate and urge the people's government of Ruhu Town to make the three links and leveling of the site selection within the agreed period after the formal contract is signed. The specific time shall be subject to the time agreed in the formal contract. The three links and one level of the site include: Access: Can pass 12m flat transport truck and own crane; Water supply: Water source water quality is stable and available for a long time, the flow is 200m³ / H; Power supply: 380V and 220V power supply is required on site ..

(3) The terrain on the site is flat and open, and has strong wind and flood protection capabilities to ensure that the area where the farm system is placed will not be flooded during the flood season.

(4) The foundation on which each breeding box is placed requires a flat body that can bear 100T (each breeding box covers an area of about 60 square meters).

Article 3 Product Quality Assurance

1. Product quality requirements: Party B designs construction drawings according to the design plan determined by the review, strictly follows the construction drawings, and meets the national / industry quality standards.

2. Change processing method: If Party A delays the delivery time, Party B shall be notified in writing 3 days before the delivery deadline. If Party A needs to change the specifications, models, quantities, and colors of the products ordered, it must notify Party B in writing [7] days in advance. After written confirmation from Party A and Party B, Party B can only adjust the contract amount for the price difference caused by changes in specifications, models and quantities, but shall not charge other fees for Party A's change. If Party A delays delivery due to Party A's change in the specifications, quantity, and color of the goods, Party A shall be exempt from Party B's liability.

3. Product warranty agreement: Please refer to the appendix for the total contract warranty period. The warranty period attachment will be provided within one month after signing the contract. The warranty period starts from the date of delivery. During the warranty period, if the product has a quality problem (except for defects caused by the quality of the product itself or defects caused by non-Party's operating responsibility), Party B is responsible for the free replacement and repair of parts. Due to Party A's improper operation caused damage and loss or repair and maintenance outside the warranty period, Party B can provide repair and maintenance services, Party B charges fees according to the corresponding materials and labor costs.

4. Party B provides free training services for the use of products and systems, and systematically trains the operators of Party A to ensure that the trainees are proficient in the system operation skills and the system can operate well.

Article 4 Payment Methods

1. Within [5] working days from the date of contract signing, because Party B must customize PE sheets, filtering equipment, facilities, accessories, etc. of foreign companies, Party A shall pay Party B [40%] of the total contract price as a prepayment for the project. After the filtering equipment is in place and before installation, Party A pays [40%] of the total contract price to

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Party B as the project progress payment; before the system is commissioned, Party A pays [20%] of the contract total price to Party B as the project final payment.

2. Collection account information

Company Name: GRAND SMOOTH INC LIMITED

Company Address: Room B, 6 / F, TEDA Commercial Building, 87 Wing Lok Street, Sheung Wan, Hong Kong

Bank: HSBC

Account: 741254916838

Article 5 Communication Address

1. According to this contract, all notifications required by one party to the other party, as well as the files between the two parties, and notifications and requirements related to this contract, etc. must be in written form (letter, fax, email, face-to-face delivery, etc.) transfer.

2. The communication addresses of all parties are as follows

Party A: 11F, Capital Centre, 151 Gloucester Road, Wanchai, HK

Party B: FLAT B 6 / F TEDA BUILDING 87 WING LOK STREET SHEUNG WAN HK

3. If one party changes the notice or communication address, it shall notify the other party in writing within 7 working days from the date of change; otherwise, the unnotified party shall bear the relevant liabilities arising therefrom.

Article 6 Confidentiality Provisions

The two parties to this agreement have agreed that they have the obligation to keep confidential the relevant information of the other party obtained during the signing and implementation of this agreement, and shall not disclose it directly or indirectly to any third party without the need to perform this agreement or without the written consent of the other party; Further confirms that it will take all necessary measures to prevent any of its affiliates, employees, agents or any other person from illegally using or disclosing any confidential information.

Article 7 Force Majeure

1. If the contract cannot be performed due to force majeure, the contract is terminated, and the two parties are not liable, except as otherwise provided in this contract.

2. Due to force majeure, part of the contract cannot be performed or the contract is postponed, and the corresponding liability shall be waived, except as otherwise provided in this contract.

3. One party to the contract delays the performance of the contract and will not be exempt from liability due to force majeure.

4. If the occurrence of force majeure affects the performance of the contract, the party that has suffered force majeure must promptly notify the other party and submit to the other party a sufficient and valid proof of the occurrence of force majeure within a reasonable time after the end of force majeure, otherwise the corresponding liability cannot be relieved.

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5. Force majeure referred to in this contract refers to unforeseeable, unavoidable and insurmountable objective conditions. Force majeure includes war, earthquake, turmoil, falling objects flying in the air, or other explosions, fires, typhoons, etc. that are not the responsibility of Party A or Party B.

6. If force majeure occurs after one party delays the performance of the contract, the corresponding liability of the delayed performance party cannot be relieved.

Article 8 Disputes

1. This contract is governed by and construed in accordance with the laws of Hong Kong.

2. The disputes in the performance of this contract shall be settled by the parties through negotiation. If the negotiation fails, the dispute shall be submitted to Hong Kong International Arbitration Association for arbitration.

Article 9 Effect of Contract

1. This contract shall come into effect immediately after being signed by both parties or their legal representatives or their authorized representatives.

2. The original copy of this contract is in original form, and each party holds its own copy, which has the same legal effect.

Party A: PROCARE INTERNATIONAL CO., LIMITED

Hong Kong Business Registration Certificate Number: 68196695-000-09-19-2

Authorized representative: Chin-Chu Li

Signature of authorized representative:

Date of signing:

Party B: GRAND SMOOTH INC LIMITED

Hong Kong Business Registration Certificate Number: 63665725-000-08-19-3

Authorized representative: Yin-Chieh Cheng

Signature of authorized representative:

Date of signing:

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中國惠州市惠城區汝湖鎮上圍村基地
陸基養殖系統工程項目合約

甲方：特全國際企業有限公司

香港商業登記證號碼：68196695-000-09-19-2

乙方：鉉順有限公司

香港商業登記證號碼：63657725-000-08-19-3

甲方向乙方就中國廣東省惠州市惠城區汝湖鎮上圍村基地陸基養殖系統工程專案合約事宜，根據《中華人民共和國合同法》等有關法律規定，結合專案具體情況，遵循平等、自願、公平和誠實信用的原則，甲乙雙方經友好協商，雙方簽訂本合約，共同遵守。

第一条 合約專案內容

1、 工程項目名稱：陸基養殖系統工程。

2、 工程內容包含陸基養殖系統設計費、人工費、材料費、運輸費用及技術服務費，含陸基養殖系統生產、系統進出水管道系統（不包含主進水、排水管道）、及現場安裝服務。

3、 技術規範和圖紙：根據陸基養殖系統規範。

4、 系統參數：單套養殖系統水體為 $100m^3$，養殖密度大於或等於 $50kg/m^3$（參考羅非魚養殖），單套養殖系統能耗不大於 2KW。

5、 陸基養殖系統工程共 6,500 套，工程項目含專案工程類發票價格總價為人民幣捌億肆仟伍佰萬元整(RMB

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845,000,000.00)。

6、 上述合約內容工程項目如有增補或減少部分將根據實際產生的工程量情況進行調整，甲乙雙方根據增補或減少情況簽訂補充協定。

第二條 產品交付

1、 交付地點：中國廣東省惠州市惠城區汝湖鎮上圍村基地。

2、 交付方法：乙方發貨、運輸到指定地點。

3、 交貨期：雙方約定（具體交付時間根據實際情況適當調整）。

4、 乙方入場施工的基礎條件（現場符合性規範）

（1） 甲方負責辦理法定申報審批相關手續。甲方負責選址地塊的完善土地使用手續、環保、規劃等法定手續。

（2） 甲方需協調督促汝湖鎮人民政府於正式合約簽訂後約定期限內做好選址地塊的三通一平，具體時間以正式合約商定之時間為准。選址地塊的三通一平包含：通路：能通過長 12 米的平板運輸車和自備吊車；通水：水源水質長期穩定可用，流量在 $200m^3/H$；通電：現場需提供 380V 及 220V 電源。

（3） 現場地形平坦開闊，有較強的避風、防洪能力，確保養殖場系統放置區域在汛期時不會進水被淹。

（4） 放置每台養殖箱的地基要求平坦並能承重 100T 的箱體（每台養殖箱占地面積約 60 平方米）。

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第三條　產品品質保證

1、　產品品質要求：乙方按照審核確定的設計方案設計施工圖紙，嚴格按照施工圖紙施工，並符合國家/行業品質標準要求。

2、　變更處理方法：甲方如推遲交貨時間需在交貨最後期限的前3天書面通知乙方。甲方如需改變所訂貨品的規格型號數量、顏色，須提前【7】天書面通知乙方。經甲乙雙方書面確認後，乙方只可對因規格型號和數量的變化而造成的價差調整合約金額，但不得就甲方的變更行為收取其他費用。因甲方改變貨品的規格型號、數量、顏色造成乙方延遲交貨的，甲方應對乙方免責。

3、　產品保修約定：合約總質保期詳見附件，質保期附件將於簽約後一個月內提供，質保期自交付之日起算。在質保期內，若產品出現品質問題（非產品本身品質造成的缺陷或非乙方操作責任造成的缺陷除外）乙方負責部件的免費更換維修。因甲方人員操作不當造成損壞及損失或保修期外的維修維護，乙方可以提供維修維護服務，乙方按照相應的材料及人工成本收取費用。

4、　乙方提供產品及系統使用的免費培訓服務，對甲方的操作人員進行系統的培訓，確保受訓人員熟練掌握系統操作技能以及系統能良好地運行。

第四條 款項支付方式

1、　合約簽訂之日起【5】個工作日內，因乙方須定制外企 PE 板材和過濾設備設施、配件等，甲方向乙方支付合約總價

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的【40%】作為項目預付款，養殖池及過濾設備到位後且在安裝前，甲方向乙方支付合約總價的【40%】的作為專案進度款；系統整機調試前，甲方向乙方支付合約總價的【20%】的作為項目尾款。

2、 收款帳號信息

公司名稱：鉉順有限公司

公司地址：香港上環永樂街 87 號泰達商業大廈 6 樓 B 室

開戶行：HSBC

帳號: 741254916838

第五條 通訊位址

1、 根據本合約需要一方向另一方發出的全部通知以及雙方的檔往來及與本合約有關的通知和要求等, 必須用書面形式可採用(書信、傳真、電郵、當面送交等)方式傳遞。

2、 各方通訊位址如下

3、 一方變更通知或通訊位址，應自變更之日起 7 個工作日內以書面形式通知對方；否則，由未通知方承擔由此而引起的相關責任。

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第六條　保密條款

本協定雙方一致同意，其對本協定簽署和履行過程中得到的對方的有關資料負有保密義務，非因履行本協定需要或非經對方當事人書面同意不得向任何協力廠商直接或間接披露；各方進一步確認，其將採取一切必要的措施，以防止其任何關聯公司、雇員、代理人或者任何其他人員非法使用或披露任何保密資訊資料。

第七條　不可抗力

1、 因不可抗力致使完全不能履行合約的，本合約終止，雙方無須承擔任何責任，但本合約另有規定的除外。

2、 因不可抗力致使部分不能履行合約或延期履行，免除相應的責任，但本合約另有規定的除外。

3、 合約一方延遲履行合約之責任，不因不可抗力之因素產生免除責任。

4、 因發生不可抗力影響合約履行的，遭受不可抗力的一方須及時通知另一方，並在不可抗力結束後合理期限內向另一方提交發生不可抗力的充分而有效的證明，否則，不能免除相應責任。

5、 本合約所稱不可抗力指不可預見、不能避免並不能克服的客觀情況，不可抗力包括戰爭、地震、動亂、空中飛行物體墜落或其他非甲方或乙方責任造成的爆炸、火災、颱風等。

6、 因合約一方延遲履行合約後發生不可抗力的，不能免除延遲履行方的相應責任。

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第八條　爭議處理方式

1、　本合約受香港法律管轄並按其進行解釋。

2、　本合約在履行過程中發生的爭議，由雙方當事人協商解決，協商不成的，交由香港國際仲裁協會仲裁。

第九條　合約的效力

1、　本合約自雙方或雙方法定代表人或其授權代表人簽字後即期生效。

2、　本合約正本一式肆份，雙方各執貳份，具有同等法律效力。

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甲方：特全國際企業有限公司

香港商業登記證號碼：68196695-000-09-19-2

授權代表人：李錦珠

授權代表人簽名：

簽訂日期： 年 月 日

乙方：鉉順有限公司

香港商業登記證號碼：63657725-000-08-19-3

授權代表人：鄭英杰

授權代表人簽名：

簽訂日期： 年 月 日

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